Income Taxes (Components of Deferred Income Tax) (Details) - USD ($) $ in Thousands	Mar. 31, 2021	Mar. 31, 2020
Deferred income tax assets (liabilities):
Provision of employee benefits	$ 565	$ 803
Depreciation and amortization	(661)	(248)
Revenue and cost of sales recognized for financial reporting purpose before being recognized for tax purpose	(811)	(1,016)
Others	55	(93)
Less: Valuation allowances	(105)	(197)
Net deferred income tax liabilities	$ (957)	$ (751)